Exhibit 10.13
AMENDMENT NO. 4 TO THE
LOAN AND SECURITY AGREEMENT
Dated as July 25, 2008
          AMENDMENT NO. 4 TO THE LOAN AND SECURITY AGREEMENT (this “Amendment”) by and between Residential Funding Company, LLC, a Delaware limited liability company, as borrower (“RFC”), GMAC Mortgage, LLC, a Delaware limited liability company, as borrower (“GMACM” and together with RFC, each a “Borrower” and collectively, the “Borrowers”) and GMAC LLC, a Delaware limited liability company, as lender (the “Lender”).
          PRELIMINARY STATEMENTS:
          (1) The Borrowers and the Lender have entered into a Loan and Security Agreement dated as of April 18, 2008 (the “Loan and Security Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Loan and Security Agreement.
          (2) The Borrowers and the Lender have entered into an Amendment No. 1 to the Loan and Security Agreement dated May 21, 2008.
          (3) The Borrowers and the Lender have entered into an Amendment No. 2 to the Loan and Security Agreement dated May 22, 2008.
          (4) The Borrowers and the Lender have entered into an Amendment No. 3 to the Loan and Security Agreement dated June 2, 2008.
          (5) The Borrowers and the Lender have agreed to amend the Loan and Security Agreement as hereinafter set forth.
          SECTION 1. Amendments to the Loan and Security Agreement. The Loan and Security Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:
(a)	The first sentence of Section 7.01 is hereby amended and restated to read as follows:
“Each Borrower (and for purposes of Section 7.01(i)(iii) only, Residential Capital, LLC (“ResCap”)) covenants and agrees with the Lender that, so long as any Loan is outstanding and until all Obligations have been paid in full:”

(b)	Section 7.01(i)(iii) is hereby amended and restated to read as follows:
“concurrently with the delivery of the financial statements referred to in Subsections 7.01(i)(i) and (ii), Compliance Certificates, in the forms attached hereto as Exhibit 7.01 and 7.01(a) executed by a Responsible Officer.”
(c)	Section 8.01(j) is amended and restated in full to read as follows:
“The failure or ResCap to comply with the financial covenants contained in the GMAC Revolver.”
(d)	Section 11.02 is amended and restated in full to read as follows:
“Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication and electronic mail (including, without limitation, an intralinks site )) and shall be personally delivered or sent by certified mail or overnight air courier, postage prepaid, by facsimile or by electronic mail, to the intended party at the address, facsimile number or e-mail address of such party set forth opposite its name on Schedule 11.02 or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (i) if personally delivered, when received, (ii) if sent by overnight air courier, the next Business Day after delivery to the related air courier service, if delivery is guaranteed as of the next Business Day, (iii) if sent by certified mail, three Business Days after having been deposited in the mail, postage prepaid, and (iv) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means, if sent during business hours (if sent after business hours, then on the next Business Day).”
(e)	Exhibit 7.01 is hereby amended and restated in the form attached hereto as Exhibit A.

(f)	A new Exhibit 7.01(a) is hereby attached to the Loan and Security Agreement in the form attached hereto as Exhibit B.

(g)	The definition of “Compliance Certificate” contained in Schedule I is hereby amended and restated to read as follows:
“Compliance Certificate” means a certificate in form acceptable to the Lender substantially in the form of Exhibit 7.01 or Exhibit 7.01(a) hereto.

(h)	The definition of “364-Day Agreement” is hereby deleted and the following definition is substituted therefore:
“GMAC Revolver” means that certain the $3,500,000,000 loan agreement dated as of June 4, 2008, by and among Borrowers, ResCap and other affiliates of Borrowers party thereto as guarantors, various other parties signatory thereto as obligors, Lender as initial lender and lender agent and Wells Fargo Bank, N.A., in its capacity as First Priority Collateral Agent, as such agreement may be amended, supplemented or modified from time to time, and any successor agreement or other agreement replacing such agreement in its entirely.
(i)	The definition of “Responsible Officer” is amended as follows:
“Responsible Officer” means (a) with respect to each Borrower or ResCap, the chief executive officer, president, chief financial officer, treasurer, assistant vice president, assistant treasurer, secretary or assistant secretary of such Borrower or ResCap, or any other officer having substantially the same authority and responsibility; provided, that with respect specifically to the obligations of each Borrower and ResCap set forth in Section 7.01(i) hereof, only the chief financial officer, treasurer, assistant treasurer, or comptroller of such Borrower or ResCap shall be deemed to be a Responsible Officer; and (b) with respect to the Lender, a lending officer charged with responsibility for the day to day management of the relationship of such institution with such Borrower.
          SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Lender shall have received:
(a)	A copy of this Amendment, duly executed by the parties hereto; and

(b)	A certificate signed by a Responsible Officer of each Borrower stating that:
(i)	The representations and warranties contained in Section 4 hereof are correct on and as of the date of such certificate as though made on and as of such date; and

(ii)	No event has occurred and is continuing that constitutes a Default.
          SECTION 3. Reaffirmation of Security Interest. Each Borrower hereby reaffirms and hereby grants a lien on the Collateral (as such term is defined in the Loan and Security Agreement) in favor of the Lender subject to all of the terms set forth in the Loan and Security Agreement, as amended.
          SECTION 4. Representations and Warranties of the Borrower. Each Borrower represents and warrants as follows:

          (a) It is a limited liability company duly organized or formed, validly existing and in good standing under the laws of Delaware.
          (b) The execution, delivery and performance by it of this Amendment and the Loan and Security Agreement, as amended hereby, and the consummation of the transactions contemplated hereby and thereby will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under its organizational documents, or any material indenture, loan agreement, mortgage, deed of trust, or other material agreement or instrument to which it is a party or by which it is otherwise bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement, or violate any Legal Requirement applicable to it of any Governmental Authority having jurisdiction over it or any of its properties if such violation, individually, or in the aggregate, is reasonably likely to have a Material Adverse Effect.
          (c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with execution, delivery or performance by it of this Amendment or the Loan and Security Agreement, as amended hereby.
          (d) This Amendment has been duly executed and delivered by it. This Amendment and the Loan and Security Agreement, as amended hereby, constitute, its legal, valid and binding obligations enforceable against it in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
          (e) There are no proceedings or investigations pending, or to the best of its knowledge threatened in writing, against it before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of any Facility Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by any Facility Document, or (iii) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect.
          SECTION 5. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Loan and Security Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Loan and Security Agreement, and each reference in the Note and the other Facility Documents to “the Loan and Security Agreement,” “thereunder,” “thereof” or words of like import referring to the Loan and Security Agreement, shall mean and be a reference to the Loan and Security Agreement, as amended by this Amendment.
          (b) The Loan and Security Agreement, the Guarantee, the Note and the other Facility Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of Facility Documents, nor constitute a waiver of any provision of any of the Facility Documents.
          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GMAC LLC a Delaware limited liability company
By:	/s/ David Walker
	Name:	David Walker
	Title:	Group VP and Treasurer

RESIDENTIAL CAPITAL, LLC a Delaware limited liability company
By:	/s/ Elizabeth T. Kelly
	Name:	Elizabeth T. Kelly
	Title:	Asst. Treasurer

RESIDENTIAL FUNDING COMPANY, LLC a Delaware limited liability company
By:	/s/ Elizabeth T. Kelly
	Name:	Elizabeth T. Kelly
	Title:	Asst. Treasurer

GMAC MORTGAGE, LLC a Delaware limited liability company
By:	/s/ Elizabeth T. Kelly
	Name:	Elizabeth T. Kelly
	Title:	Asst. Treasurer

EXHIBIT A
(see attached)

EXHIBIT 7.01
FORM OF COMPLIANCE CERTIFICATE
GMAC LLC
   as Lender
200 Renaissance Center
Detroit, MI 48265
     Re:                      Reporting Date
     Reference is made to the Loan and Security Agreement (the “Loan Agreement”) dated as of April 18, 2008 as now in effect by and between Residential Funding Company, LLC (“RFC”), and GMAC Mortgage, LLC (“GMAC Mortgage” and together with RFC, the “Borrowers”), and GMAC LLC (the “Lender”). Terms defined in the Loan Agreement and not otherwise defined herein are used herein as defined in the Loan Agreement.
     Pursuant to Section 7.01(i) of the Loan Agreement, the Borrowers are furnishing to you herewith (or have most recently furnished to you) the financial statements of each Borrower for the fiscal period ended as of the reporting date shown above (the “Reporting Date”). Such financial statements have been prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial position of each Borrower covered thereby at the date thereof and the results of its operations for the period covered thereby, subject in the case of interim statements only to normal year-end audit adjustments and the addition of footnotes.
     Each of the undersigned Responsible Officers of the Borrowers has caused the provisions of the Loan Agreement to be reviewed and certifies to the Lender that the undersigned has no knowledge of any Default or Event of Default.
     The statements made herein shall be deemed to be representations and warranties made in a document for the purposes of Section 6.01(j) of the Loan Agreement.

     IN WITNESS WHEREOF, the undersigned Responsible Officer of each Borrower has set [his/her] hand this [•], 200[•].

RESIDENTIAL FUNDING COMPANY, LLC
By:
Name:
Title:

GMAC MORTGAGE, LLC
By:
Name:
Title:

Exhibit B

EXHIBIT 7.01(a)
FORM OF COMPLIANCE CERTIFICATE
GMAC LLC,
   as Lender
200 Renaissance Center
Detroit, MI 48265
     Re:                      Reporting Date
     Reference is made to the Loan and Security Agreement (the “Loan Agreement”) dated as of April 18, 2008 as now in effect by and between Residential Funding Company, LLC (“RFC”), and GMAC Mortgage, LLC (“GMAC Mortgage” and together with RFC, the “Borrowers”), and GMAC LLC (the “Lender”). Terms defined in the Loan Agreement and not otherwise defined herein are used herein as defined in the Loan Agreement.
     The undersigned Responsible Officer of Residential Capital, LLC (“ResCap”) certifies to the Lender that ResCap is in compliance with the GMAC Revolver financial covenants referenced in Section 8.01(j) of the Loan Agreement as demonstrated on Exhibits A and B attached hereto;
     Attached as Exhibit A hereto are calculations demonstrating ResCap’s compliance with the Consolidated Tangible Net Worth Covenant.
     Attached as Exhibit B hereto is a statement of the aggregate Consolidated Liquidity of ResCap as of [•].
     IN WITNESS WHEREOF, the undersigned Responsible Officer of ResCap has set [his/her] hand this [•], 200[•].

RESIDENTIAL CAPITAL, LLC
By:
Name:
Title:

Exhibit A

Exhibit B